INNOVEX



Innovex International Q1 2025 Earnings Presentation

Disclaimer

Important Information and Disclaimers

This disclaimer applies to this document and the verbal or written comments of any person presenting it. This document, taken together with any such verbal or written comments, is referred to herein as the "Presentation."

Historical financial results presented in this Presentation as averages or annualized forms are not necessarily indicative of results that may be expected for any future period.

Cautionary Statement Regarding Forward-Looking Statements

This Presentation contains forward-looking statements about Innovex International, Inc. ("Innovex," "INVX," the "Company," "we" or "us") and its industry that involve substantial risks and uncertainties. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of Innovex's control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. Forward-looking statements can be identified by the use of forward-looking terminology, including "may," "believe," "expect," "intend," "anticipate," "plan," "should," "estimate," "continue," "potential," "will," "hope" or other similar words and include the Company's expectation of future performance contained herein. These statements discuss future expectations, contain projections of results of operations or of financial condition, or state other "forward-looking" information, including without limitation statements regarding timing and ability to complete the sale of the Eldridge facility and the expected benefits of such sale. You are cautioned not to place undue reliance on any forward-looking statements, which can be affected by assumptions used or by risks or uncertainties. The inclusion of forward-looking statements should not be regarded as a representation by Innovex that any of its plans will be achieved. When considering these forward-looking statements, you should keep in mind the risks related to the Company's merger and acquisition activities, including the ultimate outcome and results of integrating operations, the effects of the Company's merger and acquisition activities (including the Company's future financial condition, results of operations, strategy and plans), potential adverse reactions or changes to business relationships resulting from the completion of mergers and acquisitions, expected benefits from mergers and acquisition and the ability of the Company to realize those benefits, the significant costs required to integrate operations, whether merger or acquisition-related litigation will occur and, if so, the results of any litigation, settlements and investigations, operating hazards, natural disasters, weather-related delays, casualty losses and other matters beyond our control; acts of terrorism, war or political or civil unrest in the United States or elsewhere; loss or corruption of our information or a cyberattack on our computer systems; the risks related to economic conditions and other factors noted in the Company's Annual Report on Form 10-K, any Quarterly Reports on Form 10-Q and the other documents that the Company files with the Securities and Exchange Commission. The risk factors and other factors noted therein could cause actual results to differ materially from those contained in any forward-looking statement. Innovex disclaims any duty to update and does not intend to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release, except as may be required by law.

Disclaimer (Cont'd)

Industry Information

We obtained the industry, market and competitive position data used throughout this Presentation from our own internal estimates and research, as well as from independent industry publications, government publications and other published independent sources. Internal estimates are derived from publicly available information released by industry analysts and third-party sources, our internal research and our industry experience and are based on assumptions made by us based on such data and our knowledge of the industry and market, which we believe to be reasonable. In addition, while we believe the industry, market and competitive position data included in this Presentation is reliable and based on reasonable assumptions, we have not independently verified the accuracy or completeness of any third-party information. Some data is also based on our good faith estimates. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results to differ materially from those expressed in these publications. Forecasts and other forward-looking statements obtained from these sources are subject to the same qualifications and uncertainties as the other forward-looking statements in this Presentation. No representation or warranty, express or implied, is made as to the fairness, accuracy, completeness or correctness of the information contained herein and no reliance should be placed on it. None of Innovex, the underwriters or any of their respective affiliates, advisers, connected persons or any other person accept any liability for any loss howsoever arising (in negligence or otherwise), directly or indirectly, from this Presentation or its contents or otherwise arising in connection with this Presentation. This shall not, however, restrict or exclude or limit any duty or liability to a person under any applicable law or regulation of any jurisdiction that may not lawfully be disclaimed.

The information contained in this Presentation is provided as at the date of this Presentation and is subject to change without notice.

Financial Information: Non-GAAP Financial Measures

This Presentation contains both financial measures prepared and presented in accordance with generally accepted accounting principles ("GAAP") and non-GAAP financial measures, which are measurements of financial performance that are not prepared and presented in accordance with GAAP. Accordingly, these measures should not be considered as a substitute for data prepared and presented in accordance with GAAP. These non-GAAP financial measures, including Adjusted EBITDA, Adjusted EBITDA Margin, Return on Capital Employed ("ROCE") and Free Cash Flow, are or have been used by Innovex's management when evaluating results of operations and as otherwise described below. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Innovex's management believes these non-GAAP financial measures provide users of our financial statements with additional and useful comparisons of current results of operations with past and future periods. Although we use or have used these non-GAAP financial measures to assess the performance of our business and for the other purposes, the use of these non-GAAP financial measures as an analytical tool has limitations, and you should not consider them in isolation, or as a substitute for analysis of our results of operations as reported in accordance with GAAP. In addition, because not all companies use identical calculations, the non-GAAP financial measures included in this Presentation may not be comparable to similarly titled measures disclosed by other companies, including our peers or other companies in our industry. Please see "Appendix: GAAP Reconciliations" within the Presentation for reconciliations of the non-GAAP financial measures included in the Presentation to our most directly comparable financial measures calculated and presented in accordance with GAAP.

Management has provided outlook regarding Adjusted EBITDA, which is a non-GAAP financial measure and excludes certain charges. A reconciliation of this non-GAAP financial measure to the corresponding GAAP financial measure has not been provided because guidance for the various reconciling items is not provided. The Company is unable to provide guidance for these reconciling items because they cannot determine their probable significance, as certain items are outside of the Company's control and cannot be reasonably predicted since these items could vary significantly from period to period. Accordingly, reconciliations to the corresponding GAAP financial measures are not available without unreasonable effort.

Use of Website

Investors should note that Innovex announces material financial information in SEC filings, press releases and public conference calls. Innovex may use the Investors section of its website (www.innovex-inc.com) to communicate with investors. It is possible that the financial and other information posted there could be deemed to be material information. Information on Innovex's website is not part of this Presentation.

Innovex is Building a Unique Energy Industrial Platform

Our VISION is to create a unique energy industrial platform focused on driving exceptional value and service to our customers, and exceptional absolute returns for our shareholders.

INNOVEX

1. **Curated Portfolio of Complementary, Mission Critical Products**
2. **Diversified Presence Across the Most Attractive Global Markets**
3. ***No Barriers* Culture Unleashes Teams and Drives Innovation**
4. **Capital Light, High Return (ROCE[1]) Model**
5. **Net Cash Position + Strong Free Cash Flow Supports Long-term Growth**

(1) Return on Capital Employed ("ROCE") is a non-GAAP measure. We define ROCE as Income from Operations, before acquisition costs and after tax (resulting in Adjusted Income from Operations, after tax) divided by average capital employed. Capital employed is defined as the combined values of debt and stockholders' equity.

Innovex's *No Barriers* Culture

No Barriers between our customers and our employees

No Barriers to our ongoing success


NO BARRIERS
Big Impact, Small Ticket Products
Customer Centric
Disciplined Acquisitions & Divestitures
Flat, Lean and Unbureaucratic Organization
Empowered Employees
Rapid Response to Market Needs
Relentless Innovation

Q1 2025 Performance & Q2 2025 Outlook

Q1 2025 Commentary

- Revenue of $240 million, down 4% sequentially
- Net income of $15 million
- Adjusted EBITDA[2] of $46 million and Adjusted EBITDA margin [2] of 19%
- Net cash from operations of $31 million
- Free Cash Flow[3] of $24 million

Financial Performance[1][2]



Revenue
Adj. EBITDA
Adj. EBITDA Margin %
$300
$250
$200
$150
$100
$50
$-
35%
30%
25%
20%
15%
10%
5%
0%
$128
$33
$130
$30
$152
$27
$251
$49
$240
$46
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025

Q2 2025 Guidance

- **Revenue**: $225 – 235 million
- **Adjusted EBITDA**: $40 – 45 million
- **Market Assumption:** Continued weakness in Mexico and slight activity declines in the NAM Land market. Back half weighted subsea delivery schedule.

Quarterly Free Cash Flow[3]



$35
$30
$25
$20
$15
$10
$5
$-
$10
$21
$20
29
24
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025

(1) Financial data for Q4 2023 through Q2 2024 shown on an "as reported" basis for Legacy Innovex.
(2) Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP measures. We define Adjusted EBITDA as net income before interest expense, income tax expense, depreciation and amortization, and other expense, net, further adjusted to exclude certain items which we believe are not reflective of our ongoing performance or which are non-cash in nature. We define Adjusted EBITDA Margin as Adjusted EBITDA divided by revenue. See appendix for reconciliation to Innovex's most comparable GAAP measures.
(3) Free Cash Flow is a non-GAAP measure. We define Free Cash Flow as cash provided by operations less capital expenditures. See appendix for reconciliation to Innovex's most comparable GAAP measures.

Innovex is Transforming Legacy Dril-Quip via Our Proven Playbook

Eldridge sale unlocks further margin potential

- **Organic Growth Highlights**
  - **Product Synergies:** Utilized an integrated suite of Legacy Dril-Quip and Legacy Innovex products in a significant pre-salt field in Brazil
  - **Value Driven Innovation:** Deployed SubZERO and VXTe, savings customers significant time and money
  - **International growth** Leveraged legacy Dril-Quip's strong Canadian infrastructure to accelerate DWS market penetration.
- **Improving the customer experience**
  - **On-time delivery:** Improved to ~72% in Q1 2025 from <50% in Q3 2024; maintain goal to achieve 95%
  - **Reliability:** Began implementation of quality management system in NAM Land and LATAM
- **Attacking Margin Opportunities**
  - **Annual cost synergies:** Reduced SG&A as a percentage of revenue from 25% in Q3 2024 to 13% in Q1 2025.
  - **New manufacturing capabilities:** Closed acquisition of SCF Machining Corporation, securing high-quality, low-cost manufacturing
  - **Efficiency:** Target full exit of Eldridge facility by mid 2026. 85% reduction in footprint expected to drive collaboration and improved customer experience.

Clear Path to Margin Enhancement via Cost Synergies



Adj. EBITDA Margin 1
18%
21%
25%
Pro Forma 2023
INVX 2024
Long Term Target

Significant Adjusted EBITDA Margin Opportunity[2]



30%
25%
20%
15%
10%
5%
-
(5%)
(10%)
Mar-19
Dec-19
Sep-20
Jun-21
Mar-22
Dec-22
Sep-23
Jun-24
INVX
DRQ

(1) Adj. EBITDA and Adj EBITDA Margin are non-GAAP measures. See appendix for reconciliation to nearest GAAP measures.
(2) Adj. EBITDA Margin is a non-GAAP measure. See appendix for reconciliation to Legacy Dril-Quip's and Legacy Innovex's most comparable GAAP measures. Legacy Dril-Quip's Adj. EBITDA margin was (14%) in Q1 2021 and (60%) in Q4 2021.

No Barriers Culture Drives Operational Transformation

Innovex's Proven Playbook in Action

<u>**Definitive Agreement for $95 million sale of Eldridge Facility**</u>

- Frees up ~9% of Market Cap
- 82% Footprint Reduction: from 113 acres to ~23 acres
- Expected close Q3 2025

Transforming operating model to drive higher margins and enhance the customer experience

- Optimize direct to indirect manufacturing personnel ratios
- Consolidate global manufacturing and operations facilities
- Smaller, more flexible supply chain model will improve on-time delivery
- Smaller footprint will improve collaboration through proximity, facilitating No Barriers Culture.



DRQ
-82%
INVX
INVX

Flexible Supply Chain

Supply Chain Designed to Enhance the Customer Experience and Maintain Strong Margins in any Environment

Flexible and Robust Supply Chain Model

- ✓ ***Flexibility to toggle production across manufacturing hubs***
- ✓ ***Access to low-cost country manufacturing***
- ✓ ***Proximity to support operations in all major markets***
- ✓ ***Optionality in highly fluid tariff environment***
- ✓ ***Leverage third party manufacturing to keep capital needs between ~2% and 3% of revenues***



We use the cycle to drive growth

Current market conditions present opportunity

Up-Cycle

- Prioritize execution to drive market share capture
- Expand margins through strategic price increases
- Invest in inventory to support customer needs
- Maintain focused acquisition approach
- Divest underperforming or noncore product families

Mid-Cycle

- Maintain balance sheet strength
- Optimize margins and focus on process improvement
- Maintain focused acquisition approach
- Continually prune non-core product lines from portfolio

Down-Cycle

- Invest while competitors struggle
- Unwind working capital to bolster liquidity
- Evaluate transformative opportunities
- Continually prune non-core product lines from portfolio

Cycles are a *feature*, not a bug of the business model.

We maintain a fortress balance sheet to allow us to profit from volatility.

We Generate Real Cash and Actual Returns by Leveraging our Platform

We curate our portfolio based on underlying economic potential, not pitchbook logic

The Innovex Approach

- ✓ Invest in small ticket, big impact products
- ✓ Drive organic growth through customer focused innovation
- ✓ Apply *No Barriers* approach to achieve exceptional margins and free cash flow, leveraging our industrial platform, and attracting long term investors
- ✓ Actively curate a product portfolio that fully integrates with our existing R&D framework
- ✓ Use disciplined approach to M&A and divestitures, enhancing growth with products that fit our approach, at valuations that drive strong returns
- ✓ Defend the strength of our balance sheet

Typical OFS Playbook

- ✗ Aggregate EBITDA
- ✗ Consolidate via a “roll up” strategy
- ✗ Chase “scale,” regardless of the underlying economic moat, to become a cyclical “play” on a cycle
- ✗ Combine distinct segments and business lines that operate autonomously
- ✗ Pay high M&A multiples with low realized ROCE
- ✗ Aggressive use of leverage to justify “accretion”

A Complementary Portfolio of Curated, High Margin Offshore Products & Services

Core products represent ~4%[1] of the cost of an average offshore well

Our Deepwater Subsea Wellbore



Product Legend
INNOVEX
DRIL-QUIP
Subsea Wellheads
Deepwater Centralization Technologies
High Performance Casing Connectors
Expandable and Conventional Liner Hangers
SwivelMaster
Deepwater Cementing Tool Systems

Complementary Business Model

- ✓ ***Big Impact, Small Ticket***
- ✓ ***Single use / consumable products***
- ✓ ***Sustained growth in high moat markets***
- ✓ ***>50% revenue from products with top-3 market position***

Growth Upsides

- ✓ ***Package Legacy Innovex's casing mounted equipment with Legacy Dril-Quip's deepwater liners, wellheads and connectors***
- ✓ ***Leverage combined footprint in the Middle East to drive faster growth***

(1) AFE excludes subsea production systems.

A Complementary Portfolio of Curated, High Margin Onshore Products & Services

Represents ~2%[1] of the cost of an average North American land well

Our Onshore Wellbore



Product Legend
INNOVEX
DRIL-QUIP
Wellhead Penetrator
Wellhead Solutions
Expandable and
Conventional Liner Hanger
Stage Tools
Cementing Plugs
Inflatable Packers
Centralizers
Toe Sleeve
Float Equipment
Frac Plugs
Reamer Shoes

Complementary Business Model

- ✓ ***Big Impact, Small Ticket***
- ✓ ***Single use / consumable products***
- ✓ ***Durably high margins / low capital intensity***
- ✓ ***>50% revenue from products with top-3 market position***

Growth Upsides

- ✓ ***Leverage Legacy Innovex's leading U.S. infrastructure to expand Legacy Dril-Quip's wellhead business in the U.S. onshore market***
- ✓ ***Leverage Legacy Dril-Quip's strong Canadian infrastructure to grow Legacy Innovex's onshore product suite in Canada***

(1) Illustrative Permian, Delaware well via Rystad Energy, excluding facility costs.

Innovex Today

Track record of successful, disciplined growth since inception

Proven and Successful Business Model

- **Disciplined Revenue Growth:** 27% revenue CAGR since inception[1] under a low leverage framework
- **Returns Focused:** ROCE[2] outperformed S&P 500 from 2018 thru 2024
- **Attractive Margin and Low Capex Profile:** High margins with negligible sustaining capital requirements
- **Through Cycle Playbook:** Strategy performs well across all market environments

Runway for Sustained Growth

- **Innovation:** New product development drives revenue growth and expands our addressable market
- **Geographic & Market Share Expansion:** Continued organic market share growth within North America, with sizeable opportunities in International & Offshore markets
- **Disciplined Curation:** Qualitative and Quantitative framework applied to all investments and divestments
- **Strong Market Tailwinds:** Growing domestic service intensity coupled with sustained International & Offshore investment

Nov. 2016
Antelope Oil Tools, Team Oil Tools, and Isolation Technologies merge to form Innovex

June 2019
QCI/Enerserv acquired by Innovex

Mar. 2021
Rubicon Oilfield International acquired by Innovex

Aug. 2021
Applied Oil Tools acquired by Innovex

August 2022
Pride Energy Services acquired by Innovex

Transformational Merger

September 2024
Innovex and Dril-Quip merge to form Innovex International

November 2024
Downhole Well Solutions acquired by Innovex

Source: FactSet, Public Disclosure. S&P 500 represents the median metric for current constituents. (1) Since inception of Legacy Innovex (2) ROCE is a non-GAAP measure and defined as operating income plus acquisition costs less income tax expense divided by average book equity, book debt, and noncontrolling interest. See appendix for reconciliation to Innovex's most comparable GAAP measure.

INNOVEX



Appendix:
GAAP Reconciliations

Innovex International Reconciliation to Non-GAAP Metrics

Quarterly Net Income to Adjusted EBITDA

($ in millions)	Q1'24	Q2'24	Q3'24[3]	Q4'24	Q1'25
Net Income	$16	$10	$83	$32	$15
(+) Net Interest Expense	1	1	1	0	1
(+) Income Tax Provision	5	4	(3)	(4)	7
(+) Depreciation and Amortization Expense	5	7	8	12	15
(-) Other Expense / (Income)[1]	(0)	(2)	(0)	1	(0)
(+) EBITDA Contribution from Minority Investment	1	2	1	1	0
(+) Non-Recurring Expenses[2]	4	8	(61)	9	6
Adjusted EBITDA	**$33**	**$30**	**$27**	**$49**	**$46**
Net Income Margin %	*13%*	*8%*	*54%*	*13%*	*6%*
Adjusted EBITDA Margin %	*25%*	*23%*	*18%*	*20%*	*19%*

(1) Primarily represents foreign currency exchange gain/loss, the elimination of earnings from minority investment, and other non-operating items
(2) Reflects stock-based compensation, transaction related expenses, acquisition integration expenses, and IPO preparation expenses
(3) Reflects Legacy Innovex's results through September 6, 2024 and the combined results of Innovex and Dril-Quip for the balance of the quarter.

Innovex International Reconciliation to Non-GAAP Metrics

Quarterly Free Cash Flow

($ in millions)	Q1'24	Q2'24	Q3'24[1]	Q4'24	Q1'25
Cash Flow from Operating Activities	$13	$23	$22	$36	$31
Capital Expenditures	(2)	(2)	(2)	(8)	(7)
Free Cash Flow	**$10**	**$21**	**$20**	**$29**	**$24**

(1) Reflects Legacy Innovex's results through September 6, 2024 and the combined results of Innovex and Dril-Quip for the balance of the quarter.

Innovex International Reconciliation to Non-GAAP Metrics

Return on Capital Employed (ROCE)

($ in millions)	2024	2023	2022	2021	2020[3]	2019[3]	2018[3]
Income from Operations	$49	$97	$77	$14	($1)	$44	$35
Plus: Acquisition Costs[1]	33	2	3	5	2	2	1
Less: Income Tax Expense	2	20	10	4	2	9	(4)
Adjusted Income from Operations, After Tax[1]	**$80**	**$79**	**$70**	**$15**	**$(1)**	**$37**	**$40**
Beginning Debt	50	90	39	26	65	83	63
Beginning Equity	329	251	181	91	135	51	31
Ending Debt	35	51	90	39	26	65	83
Ending Equity	958	329	251	181	130	135	51
Average Capital Employed	**$686**	**$360**	**$280**	**$168**	**$178**	**$167**	**$114**
ROCE	***12%[1]***	***22%[1]***	***25%[1]***	***9%[1]***	***(1)%[1,2]***	***22%[1]***	***35%[1]***

(1) Beginning in 2024, Acquisition Costs were added back into Income from Operations to calculate ROCE. The historical ROCE values have been updated to reflect this calculation. Please refer to the MD&A section of our latest 10-K filing to understand how ROCE is reconciled (2) 2020 ROCE excludes post 2020 audit private to public company accounting write-down of $43 million. (3) 2020, 2019 and 2018 financial information has not been audited in accordance with PCAOB standards.